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                                                                   EXHIBIT 23.4







INDEPENDENT AUDITORS' CONSENT




We consent to the use in this Amendment No. 3 to Registration Statement No. 333-30761 on Form S-3 of our report dated November 6, 1997, appearing in the Prospectus, which is part of such Registration Statement.



DELOITTE & TOUCHE LLP

San Diego, California
November 6, 1997